AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 27, 2005 among the following:

                  (i) CH ENERGY GROUP, INC., a New York corporation (herein, together with its successors and assigns, the "Parent");

                  (ii) CENTRAL HUDSON ENTERPRISES CORPORATION, a New York corporation ("Central" and together with the Parent, collectively, the "Borrowers" and, individually, "Borrower");

                  (iii) the lending institutions signatory hereto (herein, together with its or their successors and assigns, each a "Lender" and collectively, the "Lenders"); and

                  (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, the Swing Line Lender, the lead arranger and as the administrative agent for the Lenders under the Credit Agreement (in such capacity, the "Administrative Agent").

                                    RECITALS:
                                    ---------

         A. The Borrowers, the Swing Line Lender, the Administrative Agent, the Lenders, JPMorgan Chase Bank, a New York banking corporation, as Syndication Agent, Fleet National Bank, a national banking association, as Co-Documentation Agent, and HSBC Bank USA, a national banking association, as Co-Documentation Agent are parties to the Credit Agreement, dated as of November 21, 2003 (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement").

         B. The Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof.

                                   AGREEMENT:
                                   ----------

         In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2.          Amendments.

2.1 New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto in appropriate alphabetical order:

                  "Applicable Utilization Fee Rate" means, on any date of determination, a rate that is determined based upon the Parent S&P Rating or the Parent Moody's Rating, as follows:

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Parent S&P Rating      Parent Moody's Rating    Applicable Utilization Fee Rate
-----------------      ---------------------    -------------------------------
   A or higher              A2 or higher                 10.00 basis points
   A- or lower              A3 or lower                  12.50 basis points

         If there is a difference of one rating level between the Parent S&P Rating and the Parent Moody's Rating, the Applicable Utilization Fee Rate shall be determined based on the higher rating. If there is a difference of two or more rating levels between the Parent S&P Rating and the Parent Moody's Rating, the Applicable Utilization Fee Rate shall be determined based on the intermediate rating levels at the midpoint between such Parent S&P Rating and such Parent Moody's Rating (or, if there is no midpoint, the higher intermediate level). If there is no Parent S&P Rating, then the Applicable Utilization Fee Rate shall be determined based on the Parent Moody's Rating, or if there is no Parent Moody's Rating, then the Applicable Utilization Fee Rate shall be determined based on the Parent S&P Rating. If (i) there is no Parent S&P Rating and no Parent Moody's Rating or (ii) an Event of Default has occurred and is continuing, the Applicable Utilization Fee Rate shall be the highest rate per annum indicated therefor in the above table. The Parent S&P Rating and the Parent Moody's Rating in effect on any date for purposes of determining the Applicable Utilization Fee Rate shall be that Parent S&P Rating and Parent Moody's Rating in effect at the close of business on such date. Each change in the Applicable Utilization Fee Rate resulting from a publicly announced change in the Parent S&P Rating and/or the Parent Moody's Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change.

2.2 Amendments to Certain Definitions. The definitions of "Applicable Commitment Fee Rate", "Applicable Margin", and "Maturity Date" are hereby amended and restated as follows:

         "Applicable Commitment Fee Rate" means, on any date of determination, a rate that is determined based upon the Parent S&P Rating or the Parent Moody's Rating, as follows:

Parent S&P Rating      Parent Moody's Rating     Applicable Commitment Fee Rate
-----------------      ---------------------     ------------------------------
    A or higher              A2 or higher                 9.00 basis points
       A-                        A3                      10.00 basis points
      BBB+                      Baa1                     12.50 basis points
      BBB                       Baa2                     15.00 basis points
  BBB- or lower            Baa3 or lower                 17.50 basis points

         If there is a difference of one rating level between the Parent S&P Rating and the Parent Moody's Rating, the Applicable Commitment Fee Rate shall be determined based on the higher rating. If there is a difference of two or more rating levels between the Parent S&P Rating and the Parent Moody's Rating, the Applicable Commitment Fee Rate shall be determined based on the intermediate rating levels at the midpoint between such Parent S&P Rating and such Parent Moody's Rating (or, if there is no midpoint, the higher intermediate level). If there is no Parent S&P Rating, then the Applicable Commitment Fee Rate shall be determined based on the Parent Moody's Rating, or if there is no Parent Moody's Rating, then the Applicable Commitment Fee Rate shall be determined based on the Parent S&P Rating. If (i) there is no Parent S&P Rating and no Parent Moody's Rating or (ii) an Event of Default has occurred and is continuing, the Applicable Commitment Fee Rate shall be the highest rate per annum indicated therefor in the above table. The Parent S&P Rating and the Parent Moody's Rating in effect on any date for purposes of determining the Applicable Commitment Fee Rate shall be that Parent S&P Rating and Parent Moody's Rating in effect at the close of business on such date. Each change in the Applicable Commitment Fee Rate resulting from a publicly announced change in the Parent S&P Rating and/or the Parent Moody's Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change.

         "Applicable Margin" means, on any date of determination, a rate that is determined, based upon the Parent S&P Rating or the Parent Moody's Rating, as follows:

Parent S&P Rating      Parent Moody's Rating     Applicable Margin for
                                                   Eurodollar Loans
-----------------      ---------------------     ---------------------
       A                        A2               30.00 basis points
       A-                       A3               37.50 basis points
       BBB+                     Baa1             47.50 basis points
       BBB                      Baa2             57.50 basis points
       BBB- or lower            Baa3 or lower    75.00 basis points

         If there is a difference of one rating level between the Parent S&P Rating and the Parent Moody's Rating, the Applicable Margin shall be determined based on the higher rating. If there is a difference of two or more rating levels between the Parent S&P Rating and the Parent Moody's Rating, the Applicable Margin shall be determined based on the intermediate rating levels at the midpoint between such Parent S&P Rating and such Parent Moody's Rating (or, if there is no midpoint, the higher intermediate level). If there is no Parent S&P Rating, then the Applicable Margin shall be determined based on the Parent Moody's Rating, or if there is no Parent Moody's Rating, then the Applicable Margin shall be determined based on the Parent S&P Rating. If (i) there is no Parent S&P Rating and no Parent Moody's Rating or (ii) an Event of Default has occurred and is continuing, the Applicable Margin shall be the highest rate per annum indicated therefor in the above table. The Parent S&P Rating and the Parent Moody's Rating in effect on any date for purposes of determining the Applicable Margin shall be that Parent S&P Rating and Parent Moody's Rating in effect at the close of business on such date. Each change in the Applicable Margin resulting from a publicly announced change in the Parent S&P Rating and/or the Parent Moody's Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change.

         "Maturity Date" means April 27, 2010, or such earlier date on which the Total Commitment is terminated.

2.3 Deletion of Interest Coverage Ratio Definition. The definition of "Interest Coverage Ratio" as set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

2.4 Amendment to Section 3.1(b). Section 3.1(b) of the Credit Agreement is hereby amended and restated as follows:

                  (b) Utilization Fees. The Borrowers agree to pay to the Administrative Agent utilization fees (the "Utilization Fees") for the account of each Non-Defaulting Lender that has a Commitment for each day on which the aggregate principal amount of outstanding Loans made by all Lenders exceeds 50% of the Total Revolving Commitment, computed for each such day at a rate per annum equal to the Applicable Utilization Fee Rate in effect for such day on the aggregate principal amount of Loans made by such Non-Defaulting Lender outstanding on such day. Utilization Fees, if any, shall be due and payable in arrears on the last Business Day of each December, March, June and September and on the Maturity Date.

2.5 Amendment to Section 8.5. Section 8.5 of the Credit Agreement is hereby amended and restated as follows:

                  (a) Consolidated Total Debt/Consolidated Total Capitalization Ratio. The Parent will not at any time permit the ratio of (i) Consolidated Total Debt to (ii) Consolidated Total Capitalization to exceed 0.65 to 1.00.

                  (b) [Intentionally deleted.]

Section 3. Fees. As consideration for the modifications to the Credit Agreement contemplated in this Amendment, the Borrowers shall pay to the (i) Administrative Agent, for the benefit of each Lender, an amendment fee in an amount equal to 15.0 basis points times the amount of such Lender's Commitment and (ii) Administrative Agent, for its sole account, the fees required to be paid pursuant to the letter dated as of April 27, 2005 between the Administrative Agent and the Borrowers (the "Agent Amendment Fee Letter").

Section 4.          Effectiveness.

4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) Amendment Executed. This Amendment shall have been executed by the Borrowers, the Administrative Agent and each of the Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Fees. The Borrowers shall have (i) paid to the Administrative Agent, for the benefit of the Lenders, the fees required to be paid by it pursuant to Section 3 above, (ii) paid to the Administrative Agent, for its sole account, the fees required to be paid pursuant to the Agent Amendment Fee Letter, and (iii) paid all legal fees and expenses of the Administrative Agent in connection with the preparation and negotiation of this Amendment and the other documents being executed or delivered in connection herewith.

(iii) Other Matters. The Borrowers shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

4.2 Amendment Effective Date. This Amendment shall be effective on the date (the "Amendment Effective Date") upon which the conditions precedent set forth in
Section 4.1 above are satisfied. The Administrative Agent shall provide the Borrowers and the Lenders written notice immediately upon the occurrence of the Amendment Effective Date. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment Effective Date.

Section 5.          Miscellaneous.

5.1 Representations and Warranties. Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) such Borrower has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Borrower have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v) no Borrower has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of such Borrower under the Credit Agreement or any other Credit Document;

(vi) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies; and

(vii) each of the representations and warranties set forth in Article VI of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

5.2 Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Credit Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment and the Agent Amendment Fee Letter shall be Credit Documents.

5.3 Waiver. On the date hereof, each Borrower, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.4 Entire Agreement. This Amendment, together with the Credit Agreement and the other Credit Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.5 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.6 Governing Law. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

5.7 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                     CH ENERGY GROUP, INC.,
                                       as Borrower

                                     By:    /s/ Christopher M. Capone
                                         Name: Christopher M. Capone
                                         Title:  Chief Financial Officer
                                                  and Treasurer

                                     CENTRAL HUDSON ENTERPRISES CORPORATION,
                                       as Borrower

                                     By:   /s/ Christopher M. Capone
                                          Name:  Christopher M. Capone
                                          Title:  Chief Financial Officer
                                                   and Treasurer


                                     KEYBANK NATIONAL ASSOCIATION,
                                     as the Administrative Agent and as a Lender

                                     By:    /s/ Sherrie I. Manson
                                          Name:  Sherrie I. Manson
                                          Title:  Vice President

                                     JPMORGAN CHASE BANK, N.A.

                                     By:   /s/ Thomas J. Chera
                                         Name:  Thomas J. Chera
                                         Title:  Vice President

                                     FLEET NATIONAL BANK

                                     By:   /s/ Karen D. Finnerty
                                         Name:  Karen D. Finnerty
                                         Title:  Vice President

                                     HSBC BANK USA, N.A.

                                     By:  /s/ Marianne McGoldrick
                                         Name:  Marianne McGoldrick
                                         Title:  First Vice President